QuickLinks -- Click here to rapidly navigate through this document

Exhibit 23.1

Consent of Independent Registered Public Accounting Firm

        We hereby consent to the incorporation by reference in the Registration Statements on Form S-3 (No. 333-197809) and S-8 (333-190471) of Jones Energy, Inc. of our report dated March 9, 2016 relating to the consolidated financial statements, which appears in this Form 10-K.

/s/ PRICEWATERHOUSECOOPERS LLP

Houston, Texas
March 9, 2016

QuickLinks

  Exhibit 23.1
Consent of Independent Registered Public Accounting Firm